Exhibit 32.1
Certification pursuant to 18 U.S.C. Section 1350,
as Adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of KBS Legacy Partners Apartment REIT, Inc. (the “Registrant”) for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, W. Dean Henry, Chief Executive Officer of the Registrant, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge and belief:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 10, 2017	By:	/S/ W. DEAN HENRY
W. Dean Henry
Chief Executive Officer
(principal executive officer)